Exhibit 32.2
CERTIFICATION OF CHIEF EXECUTIVE OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
     I, Stuart W. Fuhlendorf, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report on Form 10-Q of Isilon Systems, Inc. for the three months ended July 1, 2007 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of Isilon Systems, Inc.

Dated: August 8, 2007	By:	/s/ STUART W. FUHLENDORF
	Name:	Stuart W. Fuhlendorf
	Title:	Chief Financial Officer and Vice President of Finance
(Principal Accounting and Financial Officer)